UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

EXTENDED SYSTEMS INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Filed by Extended Systems Incorporated Pursuant to
Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Extended Systems Incorporated
Commission File No.: 000-23597

The following email message was distributed by Extended Systems Incorporated on October 11, 2005 in connection with the merger and other transactions contemplated by the Agreement and Plan of Merger, dated July 28, 2005, by and among Sybase, Inc., Ernst Acquisition Corporation and Extended Systems Incorporated.

EMAIL TO EMPLOYEES OF ESI:

Dear Fellow Employees,

As you are aware, the special meeting of ESI stockholders will be held October 25, 2005 at 9:00 a.m. to consider the acquisition of ESI by Sybase.  If you owned Extended Systems’ shares as of the close of business on September 9, 2005, you are entitled to vote at the special meeting.  If you have already voted your shares, then disregard the remainder of this email.  You should have received proxy materials regarding the meeting by mail.  Management and the Board of Directors believe this merger is in the best interest of our shareholders and we ask you to support those decisions.  Because of the voting rules covering this shareholder vote, not voting is the same as voting against the merger.  The following Q & A should answer your questions, but if you need help please contact me or Michele Winkle in Boise at 208-287-6014,

Best Regards,

/s/ Chuck Jepson

Chuck Jepson

Q: What do I need to do now?

A: After carefully reading and considering the information contained in the proxy statement that was sent to you, please complete, sign and date your proxy and return it in the enclosed return envelope as soon as possible or submit a proxy through the Internet or by telephone, so that your shares may be represented at the special meeting. If you sign and send in your proxy and do not indicate how you want to vote, your proxy will be counted as a vote in favor of the adoption and approval of the merger agreement and approval of the merger and, if applicable, the discretionary authority to adjourn or postpone the special meeting.

Q: What happens if I do not vote?

A: If you fail to vote, either by proxy or in person at the special meeting, it will have the same effect as voting “AGAINST” the merger agreement and merger.

Q: May I vote in person?

A: Yes. You may attend the special meeting and, if you are the record holder, vote your shares in person. Even if you intend to attend the special meeting in person, you are encouraged to complete, date, sign and return a proxy card. If your shares are not held in your name, you must request a proxy from the registered holder. Typically, shares purchased through a stockbroker are held in the name of an entity designated by the brokerage firm, which is referred to as a

“street name” holder. Any shares held in “street name” cannot be voted by you in person unless you obtain a proxy from your broker.

Q: May I vote via the Internet or telephone?

A: If your shares are registered in your name, you may vote via the Internet or telephone. If your shares are held in “street name” through a broker or bank, you may vote by completing and returning the voting form provided by your broker or bank or via the Internet or by telephone through your broker or bank if such a service is provided. To vote via the Internet or telephone, you should follow the instructions on the voting form provided by your broker or bank.

Q: If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A: Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, following the procedure provided by your broker. Without instructions, your shares will not be voted, which will have the same effect as a vote “AGAINST ” adoption and approval of the merger agreement and approval of the merger.

Q: May I change my vote after I have delivered a proxy?

A: Yes. If you are the record holder of your shares, you may change your vote at any time before your proxy is voted at the special meeting. You can do this in one of three ways. First, you can send a written, dated notice to the Secretary of Extended Systems stating that you would like to revoke your proxy. Second, you can complete, date and submit a new proxy either by mail, through the Internet or by telephone. Third, you can attend the special meeting and vote in person.

Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions. If your shares are held in “street name,” you should follow the instructions of your broker or nominee regarding revocation of proxies. If your broker or nominee allows you to submit a proxy by telephone or through the Internet, you may be able to change your vote by submitting a proxy again by telephone or through the Internet.

Q: Who can help answer my questions?

A: If you have any questions about the merger, the special meeting or the proxy statement, or if you need additional copies of the proxy statement or the proxy, you should contact Michele Winkle, treasurer, at (208) 287-6014.

Q: Who do I contact if I have not received proxy materials?

A:  If you held shares of Extended Systems as of September 9, 2005 and

•                  you hold your shares directly, contact Innisfree M&A Incorporated at (888) 750-5834 to request a copy of the materials.; or

•                  You hold your shares in a brokerage account; contact your broker to request a copy of the materials.

FORWARD LOOKING STATEMENTS: Statements concerning the benefits of Sybase’s acquisition of Extended Systems, future growth and Sybase’s plans following completion of the acquisition are by nature “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that involve a number of uncertainties and risks and cannot be guaranteed. Factors that could cause actual events or results to differ materially include the risk that the acquisition may not be consummated in a timely manner, if at all, risks regarding employee relations, risks relating to shifts in customer demand, rapid technological changes, competitive factors and unanticipated delays in scheduled product availability and other risks concerning Sybase and its operations that are detailed in Sybase’s periodic filings with the SEC, including its most recent filings on Form 10-K and Form 10-Q.

Additional Information and Where to Find It

In connection with the merger, Extended Systems has filed a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF EXTENDED SYSTEMS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents by contacting Investor Relations, Extended Systems, 5777 North Meeker Avenue, Boise, Idaho 83713 (Telephone: 800-235-7576 ext. 6276). In addition, documents filed with the SEC by Extended Systems are available free of charge at the SEC’s web site at http://www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Extended Systems in connection with the transaction, and their interests in the solicitation, are set forth in the proxy statement that was filed by Extended Systems with the SEC.